UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2015

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	713-634-7777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, the 2015 Annual Meeting of Stockholders of Furmanite Corporation (the “Company”) was scheduled for April 24, 2015 and subsequently postponed. The Board of Directors of the Company has designated June 30, 2015 as the rescheduled date for the 2015 Annual Meeting of Stockholders of the Company. Pursuant to Rule 14a-5(f) and Rule 14a-8(e)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because the meeting date is more than 30 days from the anniversary of the Company’s 2014 Annual Meeting of Stockholders, the Company has set June 3, 2015 as the new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act, for inclusion in the Company’s proxy materials for the 2015 Annual Meeting. In order to be considered timely, such proposals must be received in writing by the Company before the close of business on June 3, 2015 and delivered to the Company’s Secretary at the Company’s principal executive offices located at 10370 Richmond Avenue, Suite 600, Houston, Texas 77042.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: May 28, 2015	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Financial Officer and Chief Administrative Officer